UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

 PROVIDENT COMMUNITY BANCSHARES, INC.
(Exact name of Company as specified in its charter)

Delaware	1-5735	57-1001177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 Celanese Road, Rock Hill, South Carolina	29732
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:   (803) 325-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

          On July 28, 2011, Provident Community Bancshares, Inc. (the “Company”) announced its second quarter results for the period ending June 30, 2011.  The press release announcing financial results for the period ending June 30, 2011 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT COMMUNITY BANCSHARES, INC.
(Company)

Dated:	July 28, 2011	By:	/s/ Dwight V. Neese
Dwight V. Neese
President and Chief Executive Officer